Individual Variable Annuity Application

                                                                    Annuity Name: RetireReady(SM) Choice NY Variable Annuity
Genworth Life Insurance Company of New York
                                                                    Guarantee Account may not be available with all optional riders.
------------------------------------------------------------------------------------------------------------------------------------
1. Owner (Name or name of trust)
------------------------------------------------------------------------------------------------------------------------------------
(Last, First, M.)                                                         Social Security No./TIN            Gender
                                                                                                             [ ] M  [ ] F

------------------------------------------------------------------------------------------------------------------------------------
Address                                                Trustee Name                        Telephone no.

------------------------------------------------------------------------------------------------------------------------------------
City                                                           State      Zip code         Date of birth or trust date (mm-dd-yyyy)

------------------------------------------------------------------------------------------------------------------------------------
Joint Owner: Name (Last, First, M.)                                       Social Security No./TIN            Gender
                                                                                                             [ ] M  [ ] F

------------------------------------------------------------------------------------------------------------------------------------
Address      Same as Owner [ ]                                                             Telephone no.

------------------------------------------------------------------------------------------------------------------------------------
City                                                           State      Zip code         Date of birth (mm-dd-yyyy)

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
2. Annuitant (if other than Owner)
------------------------------------------------------------------------------------------------------------------------------------
(Last, First, M.)     Same as Owner [ ]                                   Social Security No./TIN            Gender
                                                                                                             [ ] M  [ ] F

------------------------------------------------------------------------------------------------------------------------------------
Address                                                                                    Telephone no.

------------------------------------------------------------------------------------------------------------------------------------
City                                                           State      Zip code         Date of birth (mm-dd-yyyy)

------------------------------------------------------------------------------------------------------------------------------------
Joint Annuitant: Name (Last, First, M.)    Same as Joint Owner [ ]        Social Security No./TIN            Gender
                                                                                                             [ ] M  [ ] F

------------------------------------------------------------------------------------------------------------------------------------
Address                                                                                    Telephone no.

------------------------------------------------------------------------------------------------------------------------------------
City                                                           State      Zip code         Date of birth (mm-dd-yyyy)

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
3. Beneficiary (Name or name of trust)
------------------------------------------------------------------------------------------------------------------------------------
Primary Beneficiary: (Last, First, M.)                                    Trustee Name                       Allocated
                                                                                                                                %
------------------------------------------------------------------------------------------------------------------------------------
Date of birth or trust date (mm-dd-yyyy)    Relationship to the Owner     Social Security No./TIN (if known) Gender
                                                                                                             [ ] M  [ ] F

------------------------------------------------------------------------------------------------------------------------------------
Additional Beneficiary: Name (Last, First, M.)                                             [ ] Primary        Allocated
                                                                                           [ ] Contingent                       %
------------------------------------------------------------------------------------------------------------------------------------
Date of birth or trust date (mm-dd-yyyy)    Relationship to the Owner     Social Security No./TIN (if known) Gender
                                                                                                             [ ] M  [ ] F

------------------------------------------------------------------------------------------------------------------------------------
Beneficiaries may be changed at any time by the Owner unless made irrevocable by checking this circle. [ ]

------------------------------------------------------------------------------------------------------------------------------------
4. Plan Information
------------------------------------------------------------------------------------------------------------------------------------
Purchase Payment: Minimum Purchase Payment: $5,000 ($2,000 for an IRA)
Total Amount Submitted                                         Estimated Purchase Payment for
with Application:      $_______________________________        1035 Exchange(s) or Transfer(s) $_______________________________

Contract Type: Please select one contract type and the appropriate source of purchase payment.
    [ ] Non-Qualified

    [ ] Qualified
                                                                            * Does not apply to reinvested SEP amounts. Your SEP is
                            TSA/                                Other         an IRA. Check applicable Transfer, Rollover or
Contract       SEP   Roth  403(b)                Profit       Qualified       Conversion circle in the IRA Section.
 Types    IRA  IRA*  IRA  Annuity Pension** Sharing/401(k)**    Plan       ** Investment Only
------------------------------------------------------------------------------------------------------------------------------------
Source of [ ]   [ ]  [ ]                                              New Contribution for Tax Year________ Recharacterization:
Purchase                                                                                                             [ ] Yes [ ] No
Payment:  [ ]        [ ]    [ ]      [ ]           [ ]          [ ]   Direct Transfer
(Select   [ ]        [ ]    [ ]      [ ]           [ ]          [ ]   Customer Rollover
  One)    [ ]               [ ]      [ ]           [ ]          [ ]   Direct Rollover From [ ] 401(a) [ ] Gov't 457 Plan [ ] 401(k)
                                                                          [ ] TSA/403(b) [ ] Other________
          [ ]        [ ]                                              Conversion/Reconversion
          [ ]        [ ]    [ ]      [ ]           [ ]          [ ]   Other_______________________

------------------------------------------------------------------------------------------------------------------------------------

                                                           Art Edition: 05/01/06
15351NY 5/2006                     Page 1 of 5    To order use stock no [GRAPHIC
                                                  APPEARS HERE] 35204NY 05/01/06

      Options below are available for RetireReady(SM) Choice NY Variable Annuity
--------------------------------------------------------------------------------
5. Optional Benefits
--------------------------------------------------------------------------------
The following benefits may be unavailable to Annuitant(s) of a certain age. Please see the prospectus for more information. May not be available in all markets.

Death Benefits:
   [ ] Annual Step-up
   -----------------------------------------------------------------------------

Living Benefits: (Only one of the two living benefit riders may be selected)

     [ ] Lifetime Income Plus/1/           [ ] Principal Protection Advantage/2/
         (Guaranteed Minimum Withdrawal        (Payment Protection Rider)
          Benefit for Life Rider)

   Choose Your Investment and Rebalancing Strategy/3/ by selecting ONE of the following: Option 1 or Option 2
                            DO NOT COMPLETE SECTION 9

     OPTION 1                              OPTION 2
     Select one or more Designated
      Subaccounts, allocations must
      total 100%. Use whole percentages    [ ] 100% Asset Allocation Model C -
      only.                                     Moderate

     [ ]_____% allocated to Fidelity VIP Balanced Portfolio - Service Class 2
     [ ]_____% allocated to Franklin Income Securities Fund - Class 2 Shares
     [ ]_____% allocated to GE Investments Funds, Inc. - Total Return Fund -
         Class 3
     [ ]_____% allocated to Janus Aspen Series - Balanced Portfolio - Service
         Shares
     [ ]_____% allocated to Legg Mason Partners Variable Total Return Portfolio
         - Class II
     [ ]_____% allocated to Mercury Global Allocation V.I. Fund - Class III
         Shares
     [ ]_____% allocated to MFS(R) Total Return Series - Service Class Shares
     [ ]_____% allocated to Oppenheimer Balanced Fund/VA - Service Shares
        _____ Total (must = 100%)

     /1/ We reserve the right to not adjust the withdrawal base and/or the rider death benefit for any additional purchase payments. We will provide 30-day written notice prior to such action. This rider may not be terminated.

     /2/ We reserve the right to exclude additional purchase payments from being applied to the benefit base. We will provide 30-day written notice prior to such action. You may have a maximum of 5 payment protection plans. We reserve the right to increase the maximum. This rider may not be terminated.

     /3/ To receive the full benefits provided by the riders, you must invest all purchase payments and allocations in accordance with the prescribed Investment and Rebalancing Strategy. If you fail to follow the prescribed Investment and Rebalancing Strategy both before and after the Income Start Date (for Principal Protection Advantage) or the Annuity Commencement Date (for Lifetime Income Plus), there will be a reduction in the benefits provided by the applicable rider. On a monthly basis, we will rebalance contract value to the subaccounts in accordance with the percentages that you have chosen for the Designated Subaccounts or in accordance with the allocations that comprise Asset Allocation Model C. In addition, we will rebalance your contract value on any valuation day after any transaction involving a withdrawal, receipt of a purchase payment or a transfer of contract value, unless you instruct us otherwise.
   -----------------------------------------------------------------------------

Other Benefits: (Not available in combination with any Living Benefit rider)
     [ ] Optional Enhanced Payment Rider
         (selection of this rider cannot be done in conjunction with selection of the Enhanced Rate Guarantee Account option)

                                                           Art Edition: 05/01/06
15351NY 5/2006                     Page 2 of 5    To order use stock no [GRAPHIC
                                                  APPEARS HERE] 35204NY 05/01/06

--------------------------------------------------------------------------------
6. Owner Signature(s) PLEASE READ CAREFULLY
--------------------------------------------------------------------------------
If you have elected an Asset Allocation Model or one of the following rider options - Lifetime Income Plus or Principal Protection Advantage - by signing the application, you acknowledge and certify that:

1. I have discussed this product with my investment professional and/or tax adviser and believe the selections meet my insurance needs, financial objectives and risk tolerance.

2. By signing this application, I acknowledge that I intend to enter into an investment advisory agreement with GE Private Asset Management (GEPAM), the investment adviser in connection with the Asset Allocation Models, and an agreement will be mailed to me with my annuity contract. If I have elected one of the rider options, I understand that I will have a limited period of time after receipt of such agreement and contract to cancel such agreement and contract without penalty.

3. I have received and read the applicable product prospectus, which describes the variable annuity, the rider options, the available investment options and the Asset Allocation Models, and GEPAM's advisory brochure, which provides additional information about GEPAM and the Asset Allocation Models, and I understand this product meets my financial needs.

4. I am directing my purchase payments and any contract value thereafter to be allocated within any Asset Allocation Model I have selected. I also will direct any subsequent purchase payments, if permitted by contract, or any riders or endorsements thereto, to be allocated in accordance with such Asset Allocation Model, as it may be modified from time to time, unless I instruct Genworth Life of New York in writing as stated in the contract.

5. I may utilize investment tools made available by Genworth Life of New York for selecting an Asset Allocation Model. I understand that it is my decision, in consultation with my investment professional, to select a model. I also understand that Genworth Life of New York is not responsible for this decision.

6. I understand that participation in the Asset Allocation Program is no guarantee against market loss.

7. I understand that the Asset Allocation Models will be analyzed from time to time and, as a result, investment options may be added or deleted from a model, and/or the weightings of the investment options may change. These investment options may be different from those currently available (including investment options not currently available). I have read the prospectus and understand that the Asset Allocation Models may be updated from time to time. Pursuant to the investment advisory agreement with GEPAM, I will grant GEPAM limited discretionary investment authority to periodically make changes in the portfolio investment options and to instruct Genworth Life of New York to allocate and reallocate my contract value in accordance with the Asset Allocation Model I have selected. GEPAM can only transfer such discretionary authority (for example, the ability to periodically change model allocations) to another party with my consent, although I understand that GEPAM may assume consent if it provides me advance notice and I do not object. (For purposes of the preceding sentence, "transfer" means "assign" as interpreted under the Investment Advisers Act of 1940.)

8. I understand that I will receive transaction confirmations of any Asset Allocation Model updates, which will occur at least annually.

9. I will promptly notify my investment professional if my financial situation and my risk profile changes in order to determine if I need to change to a different Asset Allocation Model. In addition, I acknowledge that I should periodically review my financial situation and risk profile, in consultation with my investment professional, in order to determine if I need to change any Asset Allocation Model that I have selected.

10. I understand that I may withdraw from the Asset Allocation Model at any time, however, if I purchase Lifetime Income Plus or Principal Protection Advantage, my benefit under such riders will be reduced by 50% unless I allocate my contract value to a Designated Subaccount or reset to the current Asset Allocation Model.

11. I understand that, should Genworth Life of New York be able to terminate the Asset Allocation Program, even in connection with the riders, Genworth Life of New York may cease making the Asset Allocation Program available at any time. Genworth Life of New York has no contractual obligation to continue the program.

All statements made in this application are true to the best of my/our knowledge and belief, and the answers to these questions, together with this agreement, are the basis for issuing the contract. I/we agree to all terms and conditions as shown.

Will the proposed annuity replace and/or change any
existing annuity or insurance contracts?               [ ] Yes  [ ] No

I/we verify our understanding that ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE SUBACCOUNTS, ARE VARIABLE AND NOT GUARANTEED AS TO THE DOLLAR AMOUNT. I/WE HAVE RECEIVED AND UNDERSTAND THE PROSPECTUS FOR THIS ANNUITY. I/we believe this contract will meet my/our insurance needs and financial objectives.

------------------------------------------------------------------------------------------------------------------------------------
Owner (sign as Trustee if Owner is a Trust)                                                      Date of signature (mm-dd-yyyy)
                                                               Application signed in NY
------------------------------------------------------------------------------------------------------------------------------------
Annuitant (required if other than Owner)                                                         Date of signature (mm-dd-yyyy)
                                                               Application signed in NY
------------------------------------------------------------------------------------------------------------------------------------
Joint Owner/Annuitant                                                                            Date of signature (mm-dd-yyyy)
                                                               Application signed in NY
------------------------------------------------------------------------------------------------------------------------------------

15351NY 5/2006                     Page 3 of 5    To order use stock no [GRAPHIC
                                                  APPEARS HERE] 35204NY 05/01/06

      Options below are available for RetireReady(SM) Choice NY Variable Annuity
--------------------------------------------------------------------------------
7. Representative Information and Signature - READ CAREFULLY and COMPLETE ALL INFORMATION
--------------------------------------------------------------------------------
Do you have reason to believe that the proposed annuity
will replace any existing annuity or insurance
contract(s)?                                             [ ] Yes  [ ] No
All Regulation 60 requirements must be fulfilled prior to completing this application.

------------------------------------------------------------------------------------------------------------------------------------
Representative Name*                                                           Social Security No./TIN

------------------------------------------------------------------------------------------------------------------------------------
Broker/Dealer or Firm Name                         Client Account No.               Email Address

------------------------------------------------------------------------------------------------------------------------------------
Address                                            City                             State              Zip Code

------------------------------------------------------------------------------------------------------------------------------------
Telephone No.                                      Fax No.                          Commission Option: [ ] NT  [ ] T  [ ] L  [ ] NT2

------------------------------------------------------------------------------------------------------------------------------------
Representative
Signature
------------------------------------------------------------------------------------------------------------------------------------
* Use a separate sheet or Section 8 below for split commissions. Please provide all agent information listed above including commission split percentages.
  Use ONLY WHOLE PERCENTAGES and ALL PERCENTAGES MUST TOTAL 100%.
------------------------------------------------------------------------------------------------------------------------------------
8. Remarks
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                           Art Edition: 05/01/06
15351NY 5/2006                     Page 4 of 5    To order use stock no [GRAPHIC
                                                  APPEARS HERE] 35204NY 05/01/06

      Options below are available for RetireReady(SM) Choice NY Variable Annuity
--------------------------------------------------------------------------------
9. Purchase Payment Allocation
--------------------------------------------------------------------------------
If you've elected one of these two living benefit riders (Lifetime Income Plus or Principal Protection Advantage), do not complete this section.

1.) Use whole percentage of each subaccount and/or Guarantee Account listed below. Percentages must total 100%. [No more than 20 subaccounts in addition to the Guarantee Account may be selected.] OR 2.) Elect ONE asset allocation model (100% allocation.)
--------------------------------------------------------------------------------

Choose only ONE Asset Allocation Model below (Not available with Guaranteed Income Advantage Rider):
If an Asset Allocation Model is elected, allocation is 100% and individual subaccounts cannot be elected.

------------------------------------------------------------------------------------------------------------------------------------
     [ ] 100% Model A     [ ] 100% Model B                [ ] 100% Model C     [ ] 100% Model D              [ ] 100% Model E
         Conservative         Moderately Conservative         Moderate             Moderately Aggressive         Aggressive
------------------------------------------------------------------------------------------------------------------------------------

AIM Variable Insurance Funds (A I M     Federated Insurance Series              MFS(R) Variable Insurance Trust
 Advisors, Inc.)                        (Federated Investment Management Co.)   (Massachusetts Financial Services
_____% AIM V.I. Basic Value Fund - Ser  _____% Federated High Income Bond Fnd    Company (MFS(R)))
        II Shrs                                 II - Svc Shrs                   _____% MFS(R) Investors Growth Stock
_____% AIM V.I. Capital Appreciation    (Federated Equity Management Company            Series - Svc Class Shrs
        Fund - Ser I Shrs                of Pennsylvania)                       _____% MFS(R) Investors Trust Series
_____% AIM V.I. Core Equity Fund - Ser  _____% Federated Kaufmann Fund II -            - Svc Class Shrs
        I Shrs                           Svc Shrs                               _____% MFS(R) Total Return Series -
_____% AIM V.I. International Growth    Fidelity Variable Insurance                     Svc Class Shrs
        Fund - Ser II Shrs               Products Fund (VIP)                    _____% MFS(R) Utilities Series - Svc
AllianceBernstein Variable Products     (Fidelity Management & Research                 Class Shrs
Series Fund, Inc.                        Company)                               Oppenheimer Variable Account Funds
(Alliance Capital Management, L.P.)     _____% Fidelity VIP Balanced Portfolio  (OppenheimerFunds, Inc.)
_____% AllianceBernstein Global                 - Svc Class 2                   _____% Oppenheimer MidCap Fund/VA -
        Technology Portfolio - Class B  _____% Fidelity VIP Contrafund(R)               Svc Shrs
_____% AllianceBernstein Growth and             Portfolio - Svc Class 2         _____% Oppenheimer Balanced Fund/VA -
        Income Portfolio - Class B      _____% Fidelity VIP Dynamic Capital              Svc Shrs
_____% AllianceBernstein International          Appreciation Portfolio - Svc    _____% Oppenheimer Capital Appreciation
        Value Portfolio - Class B               Class 2                                  Fund/VA - Svc Shrs
_____% AllianceBernstein Large Cap      _____% Fidelity VIP Equity-Income       _____% Oppenheimer Global Securities
        Growth Portfolio - Class B              Portfolio - Svc Class 2                 Fund/VA - Svc Shrs
_____% AllianceBernstein Small Cap      _____% Fidelity VIP Growth Portfolio    _____% Oppenheimer Main Street Fund/VA
        Growth Portfolio - Class B              - Svc Class 2                           - Svc Shrs
American Century Variable Portfolios    _____% Fidelity VIP Growth & Income     _____% Oppenheimer Main Street Small Cap
 II, Inc.                                       Portfolio - Svc Class 2                 Fund/VA - Svc Shrs
(American Century Investment            _____% Fidelity VIP Mid Cap Portfolio   PIMCO Variable Insurance Trust
 Management, Inc.)                              - Svc Class 2                   (Pacific Investment Management Company
_____% VP Inflation Protection Fund     _____% Fidelity VIP Value Strategies     LLC)
        - Class II                              Portfolio - Svc Class 2         _____% All Asset Portfolio - Adv Class
Columbia Funds Variable Insurance       Franklin Templeton Variable Insurance           Shrs
 Trust I                                 Products Trust                         _____% High Yield Portfolio - Adm Class
(Banc of America Capital                (Franklin Advisers, Inc.)                       Shrs
 Management, LLC)                       _____% Franklin Income Securities Fund  _____% Long-Term U.S. Government
_____% Columbia Marsico Growth Fund,            - Class 2 Shrs                          Portfolio - Adm Class Shrs
         Variable Series                (Franklin Mutual Advisers, LLC)         _____% Low Duration Portfolio - Adm
_____% Columbia Marsico International   _____% Franklin Mutual Shares                   Class Shrs
        Opportunities Fund,                     Securities Fund - Class 2 Shrs  _____% Total Return Portfolio - Adm
        Variable Series                 (Templeton Global Advisors Limited)             Class Shrs
Eaton Vance Variable Trust              _____% Templeton Growth Securities      The Prudential Series Fund
(Eaton Vance Management)                        Fund - Class 2 Shrs             (Prudential Investments LLC)
_____% VT Floating-Rate Income Fund     GE Investments Funds, Inc.              _____% Jennison Portfolio - Class II
(OrbiMed Advisors, LLC)                 (GE Asset Management Incorporated)      _____% Jennison 20/20 Focus Portfolio -
_____% VT Worldwide Health Sciences     _____% Income Fund                              Class II
        Fund                            _____% Mid-Cap Equity Fund              _____% Natural Resources Portfolio -
Evergreen Variable Annuity Trust        _____% Money Market Fund                        Class II
(Evergreen Investment Management        _____% Premier Growth Equity Fund       Rydex Variable Trust (Rydex Investments)
 Company, LLC)                          _____% Real Estate Securities Fund      _____% OTC Fund**
_____% Evergreen VA Omega Fund -        _____% S&P 500(R) Index Fund*           Van Kampen Life Investment Trust
        Class 2                         _____% Small-Cap Equity Fund            (Van Kampen Asset Management Inc.)
FAM Variable Series Funds, Inc.         _____% Total Return Fund - Class 3      _____% Comstock Portfolio - Class II Shrs
(Merrill Lynch Investment Managers,     _____% U.S. Equity Fund                 _____% Emerging Growth Portfolio - Class
 L.P. doing business as Mercury         _____% Value Equity Fund                        II Shrs
 Advisors)                              Janus Aspen Series (Janus Capital       Genworth Life of New York Guarantee
_____% Mercury Basic Value V.I. Fund -   Management LLC)                         Account
        Class III Shrs                  _____% Balanced Portfolio - Svc Shrs    Limited to 25% of contract value.
_____% Mercury Global Allocation V.I.   _____% Forty Portfolio - Svc Shrs       _____% 1 yr guarantee period
        Fund - Class III Shrs           Legg Mason Partners Variable            _____% 6 yr guarantee period
_____% Mercury Large Cap Growth V.I.     Portfolios I, Inc.                     Enhanced Rate Guarantee Account
        Fund - Class III Shrs           (Salomon Brothers Asset Management      DCA instructions are required, please
_____% Mercury Value Opportunities V.I.  Inc)                                    complete form 15351A.
        Fund - Class III Shrs           _____% Legg Mason Partners Variable     _____% 12 Month
                                                All Cap Portfolio - Class II    _____% 6 Month
* "S&P 500" is a trademark of the       _____% Legg Mason Partners Variable     Interest Sweep  [ ] Yes  [ ] No
McGraw-Hill Companies, Inc. and has             Total Return Portfolio -        Will be transferred Quarterly unless
been licensed for use by GE Asset               Class II                         another interval is indicated.
Management Incorporated. The S&P        Legg Mason Partners Variable            [ ] Monthly  [ ] Semi-Annually  [ ] Annually
500 Index Fund is not sponsored,         Portfolios II
endorsed, sold or promoted by Standard  (Salomon Brothers Asset Management
& Poor's and Standard & Poor's makes     Inc)
no representation regarding the         _____% Legg Mason Partners Variable
advisability of investing in the                Aggressive Growth Portfolio -
portfolio.                                      Class II
** The NASDAQ 100 index is an
unmanaged index that is used as an
indicator of the OTC market
performance.
------------------------------------------------------------------------------------------------------------------------------------
10. Mailing Instructions
------------------------------------------------------------------------------------------------------------------------------------
Regular / First Class Mail: Genworth Life Insurance Company of New York, [Annuity New Business, P.O. Box 85093, Richmond, VA
23285-5093]
For Inquiries and/or Questions: [Toll free: 800 313.5282]
Overnight / Express Mail: Genworth Life Insurance Company of New York, [Annuity New Business, 6610 West Broad Street, Richmond, VA
23230-1702]

                                                           Art Edition: 05/01/06
15351NY 5/2006                     Page 5 of 5    To order use stock no [GRAPHIC
                                                  APPEARS HERE] 35204NY 05/01/06

Variable Annuity Application

Genworth Life Insurance Company of New York                         Annuity Name: Foundation NY Variable Annuity
------------------------------------------------------------------------------------------------------------------------------------
1. Owner (Name or name of trust)
------------------------------------------------------------------------------------------------------------------------------------
(Last, First, M.)                                                         Social Security No./TIN            Gender
                                                                                                             [ ] M  [ ] F

------------------------------------------------------------------------------------------------------------------------------------
Address                                                Trustee Name                        Telephone no.

------------------------------------------------------------------------------------------------------------------------------------
City                                                           State      Zip code         Date of birth or trust date (mm-dd-yyyy)

------------------------------------------------------------------------------------------------------------------------------------
Joint Owner: Name (Last, First, M.)                                       Social Security No./TIN            Gender
                                                                                                             [ ] M  [ ] F

------------------------------------------------------------------------------------------------------------------------------------
Address      Same as Owner [ ]                                                             Telephone no.

------------------------------------------------------------------------------------------------------------------------------------
City                                                           State      Zip code         Date of birth (mm-dd-yyyy)

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
2. Annuitant (if other than Owner)
------------------------------------------------------------------------------------------------------------------------------------
(Last, First, M.)                                                         Social Security No./TIN            Gender
                                                                                                             [ ] M  [ ] F

------------------------------------------------------------------------------------------------------------------------------------
Address                                                                                    Telephone no.

------------------------------------------------------------------------------------------------------------------------------------
City                                                           State      Zip code         Date of birth (mm-dd-yyyy)

------------------------------------------------------------------------------------------------------------------------------------
Joint/Contingent Annuitant: Name (Last, First, M.)                        Social Security No./TIN            Gender
                                                                                                             [ ] M  [ ] F

------------------------------------------------------------------------------------------------------------------------------------
Address                                                                                    Telephone no.

------------------------------------------------------------------------------------------------------------------------------------
City                                                           State      Zip code         Date of birth (mm-dd-yyyy)

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
3. Beneficiary (Name or name of trust)
------------------------------------------------------------------------------------------------------------------------------------
Primary Beneficiary: (Last, First, M.)                                    Trustee Name                       Allocated
                                                                                                                                %
------------------------------------------------------------------------------------------------------------------------------------
Date of birth or trust date (mm-dd-yyyy)    Relationship to the Owner     Social Security No./TIN (if known) Gender
                                                                                                             [ ] M  [ ] F

------------------------------------------------------------------------------------------------------------------------------------
Additional Beneficiary: Name (Last, First, M.)                                  Allocated                    [ ] Primary
                                                                                                  %          [ ] Contingent
------------------------------------------------------------------------------------------------------------------------------------
Date of birth or trust date (mm-dd-yyyy)    Relationship to the Owner     Social Security No./TIN (if known) Gender
                                                                                                             [ ] M  [ ] F

------------------------------------------------------------------------------------------------------------------------------------
Beneficiaries may be changed at any time by the Owner unless made irrevocable by checking this circle. [ ]

------------------------------------------------------------------------------------------------------------------------------------
4. Plan Information
------------------------------------------------------------------------------------------------------------------------------------
Purchase Payment: Minimum Purchase Payment: $5,000 ($2,000 for an IRA)
Total Amount Submitted                                         Estimated Purchase Payment for
with Application:      $_______________________________        1035 Exchange(s) or Transfer(s) $_______________________________

Contract Type: Please select one contract type and the appropriate source of purchase payment.
    [ ] Non-Qualified

    [ ] Qualified
                                                                   * Does not apply to reinvested SEP amounts. Your SEP is
                            TSA/             Profit     Other        an IRA. Check applicable Transfer, Rollover or Conversion
Contract       SEP   Roth  403(b)            Sharing  Qualified      circle in the IRA Section.
 Types    IRA  IRA*  IRA  Annuity Pension** /401(k)**   Plan      ** Investment Only
------------------------------------------------------------------------------------------------------------------------------------
Source of [ ]   [ ]  [ ]                                     New Contribution for Tax Year_______ Recharacterization: [ ] Yes [ ] No
Purchase  [ ]        [ ]    [ ]      [ ]      [ ]       [ ]  Direct Transfer
Payment:  [ ]        [ ]    [ ]      [ ]      [ ]       [ ]  Customer Rollover
(Select   [ ]               [ ]      [ ]      [ ]       [ ]  Direct Rollover From [ ] 401(a) [ ] Gov't 457 Plan [ ] 401(k)
  One)                                                           [ ] TSA/403(b) [ ] Other________
          [ ]        [ ]                                     Conversion/Reconversion
          [ ]        [ ]    [ ]      [ ]      [ ]       [ ]  Other_______________________

------------------------------------------------------------------------------------------------------------------------------------

                                                           Art Edition: 05/01/06
15351NY 12/2003                    Page 1 of 4    To order use stock no [GRAPHIC
                                                APPEARS HERE] 35204CBNY 05/01/06

                  Options below are available for Foundation NY Variable Annuity
--------------------------------------------------------------------------------
5. Optional Benefits
--------------------------------------------------------------------------------
The following benefits may be unavailable to Annuitant(s) of a certain age. Please see the prospectus for more information. May not be available in all markets.

Death Benefits:
   [ ] Annual Step-up
   -----------------------------------------------------------------------------

Living Benefits: (Only one of the two living benefit riders may be selected)

     [ ] Lifetime Income Plus/1/           [ ] Principal Protection Advantage/2/
         (Guaranteed Minimum Withdrawal        (Payment Protection Rider)
           Benefit for Life Rider)

   Choose Your Investment and Rebalancing Strategy/3/ by selecting ONE of the following: Option 1 or Option 2
                            DO NOT COMPLETE SECTION 9

     OPTION 1                              OPTION 2
     Select one or more Designated
      Subaccounts, allocations must
      total 100%.                          [ ] 100% Asset Allocation Model C -
                                                Moderate
     Use whole percentages only.

     [ ]_____% allocated to Franklin Income Securities Fund - Class 2 Shares
     [ ]_____% allocated to GE Investments Funds, Inc. - Total Return Fund -
                Class 3
     [ ]_____% allocated to MFS(R) Total Return Series - Service Class Shares
        _____ Total (must = 100%)

     /1/ We reserve the right to not adjust the withdrawal base and/or the rider death benefit for any additional purchase payments. We will provide 30-day written notice prior to such action. This rider may not be terminated.

     /2/ We reserve the right to exclude additional purchase payments from being applied to the benefit base. We will provide 30-day written notice prior to such action. You may have a maximum of 5 payment protection plans. We reserve the right to increase the maximum. This rider may not be terminated.

     /3/ To receive the full benefits provided by the riders, you must invest all purchase payments and allocations in accordance with the prescribed Investment and Rebalancing Strategy. If you fail to follow the prescribed Investment and Rebalancing Strategy both before and after the Income Start Date (for Principal Protection Advantage) or the Annuity Commencement Date (for Lifetime Income Plus), there will be a reduction in the benefits provided by the applicable rider. On a monthly basis, we will rebalance contract value to the subaccounts in accordance with the percentages that you have chosen for the Designated Subaccounts or in accordance with the allocations that comprise Asset Allocation Model C. In addition, we will rebalance your contract value on any valuation day after any transaction involving a withdrawal, receipt of a purchase payment or a transfer of contract value, unless you instruct us otherwise.

--------------------------------------------------------------------------------
6. Owner Signature(s) PLEASE READ CAREFULLY
--------------------------------------------------------------------------------
All statements made in this application are true to the best of my/our knowledge and belief, and the answers to these questions, together with this agreement, are the basis for issuing the contract. I/we agree to all terms and conditions as shown.

Will the proposed annuity replace and/or change any
existing annuity or insurance contracts?               [ ] Yes  [ ] No

I/we verify our understanding that ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE SUBACCOUNTS, ARE VARIABLE AND NOT GUARANTEED AS TO THE DOLLAR AMOUNT. I/WE HAVE RECEIVED AND UNDERSTAND THE PROSPECTUS FOR THIS ANNUITY. I/we believe this contract will meet my/our insurance needs and financial objectives.

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Owner (sign as Trustee if Owner is a Trust)                    Application signed in NY          Date of signature (mm-dd-yyyy)

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Annuitant (required if other than Owner)                       Application signed in NY          Date of signature (mm-dd-yyyy)

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Joint Owner/Annuitant                                          Application signed in NY          Date of signature (mm-dd-yyyy)

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

                                                           Art Edition: 05/01/06
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                                                APPEARS HERE] 35204CBNY 05/01/06

                  Options below are available for Foundation NY Variable Annuity
--------------------------------------------------------------------------------
7. Representative Information and Signature - READ CAREFULLY and COMPLETE ALL INFORMATION
--------------------------------------------------------------------------------
Do you have reason to believe that the proposed annuity will replace any
existing annuity or insurance contract(s)?                       [ ] Yes  [ ] No
All Regulation 60 requirements must be fulfilled prior to completing this application.

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Representative Name*                                                            Social Security No./TIN

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Broker/Dealer or Firm Name                         Client Account No.                Email Address

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Address                                            City                              State              Zip Code

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Telephone No.                                      Fax No.                           Commission Option: [ ] NT  [ ] T  [ ] L  [ ] O

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Representative
Signature
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* Use a separate sheet or Section 8 below for split commissions. Please provide all agent information listed above including commission split percentages.
  Use ONLY WHOLE PERCENTAGES and ALL PERCENTAGES MUST TOTAL 100%.
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8. Remarks
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

                                                           Art Edition: 05/01/06
15351NY 12/2003                    Page 3 of 4    To order use stock no [GRAPHIC
                                                APPEARS HERE] 35204CBNY 05/01/06

                  Options below are available for Foundation NY Variable Annuity
--------------------------------------------------------------------------------
9. Purchase Payment Allocation
--------------------------------------------------------------------------------
If you've elected one of these two living benefit riders (Lifetime Income Plus or Principal Protection Advantage), do not complete this section.

1.) Use whole percentage of each subaccount and/or Guarantee Account listed below. Percentages must total 100%. No more than 20 subaccounts in addition to the Guarantee Account may be selected. OR 2.) Elect ONE asset allocation model (100% allocation.)
--------------------------------------------------------------------------------

Choose only ONE Asset Allocation Model below (Not available with Guaranteed Income Advantage Rider):
If an Asset Allocation Model is elected, allocation is 100% and individual subaccounts cannot be elected.

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     [ ] 100% Model A     [ ] 100% Model B                [ ] 100% Model C     [ ] 100% Model D              [ ] 100% Model E
         Conservative         Moderately Conservative         Moderate             Moderately Aggressive         Aggressive
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

------------------------------------------------------------------------------------------------------------------------------------
AIM Variable Insurance Funds            Fidelity Variable Insurance             Oppenheimer Variable Account Funds
(A I M Advisors, Inc.)                   Products Fund (VIP)                    (OppenheimerFunds, Inc.)
_____% AIM V.I. Capital Appreciation    (Fidelity Management & Research         _____% Oppenheimer Capital
        Fund - Series I Shrs             Company)                                       AppreciationFund/VA - Svc Shrs
_____% AIM V.I. Global Real Estate      _____% VIP Contrafund(R) Portfolio      _____% Oppenheimer Main Street Fund/VA
        Fund - Series II Shrs                   - Svc Class 2                           - Svc Shrs
_____% AIM V.I. Large Cap Growth        _____% VIP Equity-Income Portfolio      _____% Oppenheimer Main Street Small Cap
        Fund - Series I Shrs                    - Svc Class 2                           Fund/VA - Svc Shrs
AllianceBernstein Variable Products     _____% VIP Mid Cap Portfolio             PIMCO Variable Insurance Trust
Series Fund, Inc.                               - Svc Class 2                    (Pacific Investment Management Company
(Alliance Capital Management, L.P.)     Franklin Templeton Variable Insurance    LLC)
_____% AllianceBernstein Growth and      Products Trust                         _____% High Yield Portfolio - Admin Cl
        Income Portfolio - Class B      (Franklin Advisers, Inc.)                       Shrs
_____% AllianceBernstein Large Cap      _____% Franklin Income Securities Fund  _____% Low Duration Portfolio - Admin Cl
        Growth Portfolio - Class B              - Cl 2 Shrs                             Shrs
American Century Variable Portfolios,   _____% Franklin Large Cap Growth        Scudder Variable Series II
 Inc.                                           Securities Fund - Cl 2 Shrs     (Deutsche Asset Management)
(American Century Investment            (Franklin Mutual Advisers, LLC)         _____% DWS Technology VIP - Cl B Shrs
 Management, Inc.)                      _____% Mutual Shares Securities         _____% DWS Dreman High Return Equity VIP
_____% VP Income & Growth Fund -                Fund - Cl 2 Shrs                        - Cl B Shrs
        Class I                         (Templeton Global Advisors Limited)     _____% DWS Dreman Small Cap Value VIP
_____% VP International Fund - Class I  _____% Templeton Growth Securities              - Cl B Shrs
_____% VP Ultra(R) Fund - Class I               Fund - Cl 2 Shrs                Genworth Life of New York Guarantee
_____% VP Value Fund - Class I          (Templeton Investment Counsel, LLC)      Account
American Century Variable Portfolios,   _____% Templeton Foreign Securites Fund Guarantee Account may not be available.
 II, Inc.                                       - C1 2 Shrs                      If available, may be limited to 25% of
(American Century Investment            _____% Templeton Global Asset            contract value.
 Management, Inc.)                              Allocation Fund - Cl 2 Shrs     _____% 1 yr guarantee period
_____% VP Inflation Protection Fund     GE Investments Funds, Inc.              _____% 6 yr guarantee period
        - Class II                      (GE Asset Management Incorporated)      Enhanced Rate Guarantee Account
Dreyfus                                 _____% Total Return Fund - Class 3      DCA instructions are required.
(The Dreyfus Corporation)               JPMorgan Insurance Trust                _____% 12 Month
_____% Dreyfus Investment               (JPMorgan Investment Advisors, Inc.)    _____% 6 Month
        Portfolios-MidCap Stock         _____% JPMorgan Trust Balanced          Interest Sweep  [ ] Yes  [ ] No
        Portfolio - Initial Shrs                Portfolio 1                     Will be transferred Quarterly unless
_____% Dreyfus Variable Investment      _____% JPMorgan Trust Core Bond           another interval is indicated.
        Fund - Money Market Portfolio           Portfolio 1                     [ ] Monthly  [ ] Semi-Annually  [ ] Annually
_____% The Dreyfus Socially             _____% JPMorgan Trust Diversified
        Responsible Growth Fund, Inc.           Equity Portfolio 1
         - Initial Shrs                 _____% JPMorgan Trust Diversified Mid
Eaton Vance Variable Trust                      Cap Growth Portfolio 1
(Eaton Vance Management)                _____% JPMorgan Trust Equity Index
_____% VT Floating-Rate Income Fund             Portfolio 1
(OrbiMed Advisors, LLC)                 _____% JP Morgan Trust Government
_____% VT Worldwide Health Sciences             Bond Portfolio 1
        Fund                            _____% JPMorgan Trust Intrepid Mid
                                                Cap Portfolio 1
                                        _____% JPMorgan Trust Large Cap
                                                Growth Portfolio 1
                                        MFS(R) Variable Insurance Trust
                                        (Massachusetts Financial Services
                                         Company (MFS(R)))
                                        _____% MFS(R) Investors Growth Stock
                                                Series - Svc Cl Shrs
                                        _____% MFS(R) Strategic Income Series
                                               - Svc Cl Shrs
                                        _____% MFS(R) Total Return Series -
                                                Svc Cl Shrs


* "S&P 500" is a trademark of the McGraw-Hill Companies, Inc. and has been licensed for use by GE Asset Management Incorporated. The S&P 500 Index
     Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the portfolio.

**   The NASDAQ 100 index is an unmanaged index that is used as an indicator of the OTC market performance.
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10. Mailing Instructions
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Regular/First Class Mail: Genworth Life Insurance Company of New York . P.O. Box 85093 . Richmond, VA 23285-5093
For Inquiries and/or Questions: Toll free: 800 313.5282
Overnight/Express Mail: Genworth Life Insurance Company of New York . 6610 West Broad Street . Richmond, VA 23230-1702
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

                                                           Art Edition: 05/01/06
15351NY 12/2003                    Page 4 of 4    To order use stock no [GRAPHIC
                                                APPEARS HERE] 35204CBNY 05/01/06

--------------------------------------------------------------------------------
Application Disclosure
--------------------------------------------------------------------------------
If you have elected an Asset Allocation Model or one of the following rider options - Lifetime Income Plus or Principal Protection Advantage - by signing the application, you acknowledge and certify that:

1. I have discussed this product with my investment professional and/or tax adviser and believe the selections meet my insurance needs, financial objectives and risk tolerance.

2. By signing this application, I acknowledge that I intend to enter into an investment advisory agreement with GE Private Asset Management (GEPAM), the investment adviser in connection with the Asset Allocation Models, and an agreement will be mailed to me with my annuity contract. If I have elected one of the rider options, I understand that I will have a limited period of time after receipt of such agreement and contract to cancel such agreement and contract without penalty.

3. I have received and read the applicable product prospectus, which describes the variable annuity, the rider options, the available investment options and the Asset Allocation Models, and GEPAM's advisory brochure, which provides additional information about GEPAM and the Asset Allocation Models, and I understand this product meets my financial needs.

4. I am directing my purchase payments and any contract value thereafter to be allocated within any Asset Allocation Model I have selected. I also will direct any subsequent purchase payments, if permitted by contract, or any riders or endorsements thereto, to be allocated in accordance with such Asset Allocation Model, as it may be modified from time to time, unless I instruct Genworth Life of New York in writing as stated in the contract.

5. I may utilize investment tools made available by Genworth Life of New York for selecting an Asset Allocation Model. I understand that it is my decision, in consultation with my investment professional, to select a model. I also understand that Genworth Life of New York is not responsible for this decision.

6. I understand that participation in the Asset Allocation Program is no guarantee against market loss.

7. I understand that the Asset Allocation Models will be analyzed from time to time and, as a result, investment options may be added or deleted from a model, and/or the weightings of the investment options may change. These investment options may be different from those currently available (including investment options not currently available). I have read the prospectus and understand that the Asset Allocation Models may be updated from time to time. Pursuant to the investment advisory agreement with GEPAM, I will grant GEPAM limited discretionary investment authority to periodically make changes in the portfolio investment options and to instruct Genworth Life of New York to allocate and reallocate my contract value in accordance with the Asset Allocation Model I have selected. GEPAM can only transfer such discretionary authority (for example, the ability to periodically change model allocations) to another party with my consent, although I understand that GEPAM may assume consent if it provides me advance notice and I do not object. (For purposes of the preceding sentence, "transfer" means "assign" as interpreted under the Investment Advisers Act of 1940.)

8. I understand that I will receive transaction confirmations of any Asset Allocation Model updates, which will occur at least annually.

9. I will promptly notify my investment professional if my financial situation and my risk profile changes in order to determine if I need to change to a different Asset Allocation Model. In addition, I acknowledge that I should periodically review my financial situation and risk profile, in consultation with my investment professional, in order to determine if I need to change any Asset Allocation Model that I have selected.

10. I understand that I may withdraw from the Asset Allocation Model at any time, however, if I purchase Lifetime Income Plus or Principal Protection Advantage, my benefit under such riders will be reduced by 50% unless I allocate my contract value to a Designated Subaccount or reset to the current Asset Allocation Model.

11. I understand that, should Genworth Life of New York be able to terminate the Asset Allocation Program, even in connection with the riders, Genworth Life of New York may cease making the Asset Allocation Program available at any time. Genworth Life of New York has no contractual obligation to continue the program.

                 To order use stock no [GRAPHIC APPEARS HERE] 35204CBNY 05/01/06